ACCOUNT CONTROL AGREEMENT

ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of October 19, 2007, among MRU HOLDINGS, INC, a Delaware corporation (the “Grantor”), VIKING ASSET MANAGEMENT, LLC, a California limited liability company, as collateral agent (the “Secured Party”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., (“BNYTC”) as depository bank (BNYTC, in such capacities, the “Account Holder”).

PRELIMINARY STATEMENTS.

(1) The Grantor and the Secured Party are parties to a certain Pledge and Security Agreement dated as of October 19, 2007 (the “Security Agreement”).

(2) Pursuant to the terms of the Security Agreement, it is required, and the Secured Party and the Grantor have requested, that there be established and maintained with the Account Holder a trust account (the “Account”) into which funds are to be transmitted and held, and from which funds are to disbursed, from time to time upon the instructions of the Secured Party.

(3) Pursuant to the Security Agreement, the Grantor has granted a security interest (the “Security Interest”) to the Secured Party, in (among other things) all of the Grantor’s right, title and interest in and to the Account, all funds held in the Account and all proceeds of the foregoing (the “Collateral”).

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in Article 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code” or “NYUCC”), including without limitation the terms “control” and “deposit account” are used in this Agreement as such terms are defined in such Article 9. In addition, “Authorized Person” shall mean any person, whether or not an officer or employee of Secured Party or Grantor, duly authorized by Secured Party or Grantor, respectively, to give directions on behalf of Secured Party or Grantor, respectively, such persons to be designated in a Certificate of Authorized Persons substantially in the form of Exhibit B which contains a specimen signature of such person (as such Certificate of Authorized Person may be supplemented or modified from time to time by delivery of a supplement or replacement thereto by Grantor or Secured Party, as applicable).

SECTION 2. The Account. The Grantor and Account Holder represent and warrant to, and agree with, the Secured Party that:

(a) The Grantor has established with the Account Holder the following account constituting the Account within the meaning hereof:

Account No.: 217560
Account Name: Viking Collection Account

(b) The Account is maintained pursuant to the terms of this Agreement.

(c) The Account Holder maintains such Account for the Grantor, and all property (including, without limitation, all funds) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to the Account in accordance with instructions given by the Secured Party.

(d) The Account Holder is the bank with which the Account is maintained. The Grantor is the Account Holder’s customer with respect to the Account.

(e) Notwithstanding any other agreement to the contrary, the Account Holder’s jurisdiction with respect to the Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

(f) The Grantor and Account Holder do not know of any claim to or interest in the Account or any property (including, without limitation, funds) credited to the Account, except for claims and interests of the parties referred to in this Agreement.

(g) Funds held in the Account shall not be invested.

SECTION 3. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in the Account, and (ii) all other directions concerning the Account, including, without limitation, directions to distribute to or at the direction of the Secured Party proceeds of any such transfer or interest on property in the Account (any such instruction, notification or direction referred to in clause (i) or (ii) above being an “Account Direction”), in each case of clauses (i) and (ii) above originated by the Secured Party without further consent by the Grantor or any other Person.

SECTION 4. Priority of Secured Party’s Security Interest. (a)  The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against the Account or property (including, without limitation, any funds) credited to the Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder may exercise any right of recoupment or setoff against the Account to secure or to satisfy, and only to secure or to satisfy, payment for amounts owed to it in connection with the maintenance and operation of such Account as set forth on that certain “Account Holder Services Fee Schedule” attached hereto as Schedule I and for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

(a) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Account.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.  (a)  The Account Holder will send copies of all statements and confirmations for the Account simultaneously to the Secured Party and the Grantor.

(a) When the Account Holder receives written notice of any claim or interest in the Account or any property (including, without limitation, funds) credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

SECTION 6. The Account Holder’s Responsibility. (a)  The Account Holder will not be liable to the Grantor or the Secured Party for complying with an Account Direction or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party purportedly is not legally entitled to issue the Account Direction or such other direction.

(a) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Account Direction or other direction concerning the Account. The Account Holder may conclusively rely and act upon notices and communications it believes given by the appropriate party.

SECTION 7. Standard of Care; Indemnity.

(a) Except as otherwise expressly provided herein, Account Holder shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ fees (“Losses”) incurred by or asserted against Grantor or Secured Party, except those Losses determined to have been caused by the gross negligence or willful misconduct of Account Holder. Account Holder shall have no liability whatsoever for the action or inaction of any Depository. In no event shall Account Holder be liable for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

(b) Each of the Secured Party and Grantor, jointly and severally, agrees to indemnify Account Holder and hold Account Holder harmless from and against any and all Losses sustained or incurred by or asserted against Account Holder under this Agreement in connection with or arising out of Account Holder’s execution and performance of this Agreement, including, without limitation, its compliance with Account Directions originated by the Secured Party; provided, that Account Holder shall not be indemnified for those Losses determined to have been caused by Account Holder’s own gross negligence or willful misconduct. This indemnity shall be a continuing obligation of Grantor and Secured Party and their respective successors and assigns notwithstanding the termination of this Agreement.

SECTION 8. Termination; Survival. (a)  The Secured Party may terminate this Agreement by written notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

(a) The Account Holder may not terminate this Agreement without 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination shall be effective the Grantor shall make arrangements to transfer the property (including, without limitation, all funds) credited to the Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

(b) The Grantor may not terminate this Agreement without the written consent of the Secured Party.

(c) Section 7 will survive termination of this Agreement.

SECTION 9. No Responsibility Concerning Security Agreement. Grantor and Secured Party hereby agree that, notwithstanding references to the Security Agreement in this Agreement, Account Holder has no interest in, and no duty, responsibility or obligation with respect to, the Security Agreement (including without limitation, no duty, responsibility or obligation to monitor Grantor’s or Secured Party’s compliance with the Security Agreement or to know the terms of the Security Agreement).

SECTION 10. Advice of Counsel. Account Holder may, with respect to questions of law, obtain the advice of counsel at the expense of Grantor and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

SECTION 11. Account Disclosure. Account Holder is authorized to supply any information regarding the Account that is required by any law or governmental regulation now or hereafter in effect.

SECTION 12. Force Majeure. Account Holder shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; inability to obtain labor, material, equipment or transportation.

SECTION 13. No Implied Duties. Account Holder shall have no duties or responsibilities whatsoever other than such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Account Holder in connection with this Agreement.

SECTION 14. Certificates of Authorized Persons. Secured Party and Grantor agree to furnish to Account Holder a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Account Holder shall be fully protected in acting upon directions of such present Authorized Persons.

SECTION 15. Governing Law. The law of the State of New York will govern this Agreement and the Account. The Account Holder and the Grantor may not change the law governing the Account without the Secured Party’s express prior written agreement.

SECTION 16. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 17. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 18. Notices. A notice or other communication to a party under this Agreement will be in writing (it being understood that writing for this purpose includes facsimile transmission or electronic mail), will be sent to the party’s address set forth in Exhibit A or to such other address as the party may notify the other parties and will be effective on receipt.

SECTION 19. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

SECTION 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ACCOUNT CONTROL AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

SECTION 22. Fees and Expenses. In connection with its services hereunder, the Account Holder shall be entitled to charge and the Grantor hereby agrees to pay such fees and reasonable charges as are set forth on that certain “Account Holder Services Fee Schedule” attached hereto as Schedule I.

SECTION 23. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and permitted assigns of each of the parties hereto. None of the rights, duties or obligations of any of the parties hereunder may be assigned without the express written consent of the other parties.

SECTION 24. Other Dealings. Nothing herein shall restrict, or prevent the parties herein from entering into, other business transactions or relationships with any of the other parties hereto.

SECTION 25. Account a Deposit Account. The parties hereto acknowledge and agree that the Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the NYUCC, this Agreement constitutes an “authenticated record” for purposes of Section 9-104 of the NYUCC and the Secured Party maintains exclusive “control” of the Account pursuant to Section 9-104(a)(2) of the NYUCC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MRU HOLDINGS, INC., as Grantor

By:	/s/ Vishal Garg
Name:	Vishal Garg
Title:	Chief Financial Officer

VIKING ASSET MANAGEMENT L.L.C., a California limited liability company, as Secured Party

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	Chief Financial Officer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Account Holder

By:	/s/ Maricela Marquez
Name:	Maricela Marquez
Title:	Assistant Vice President

Exhibit A to the
Account Control Agreement

ADDRESSES FOR NOTICES

•	To MRU HOLDINGS, INC.:

MRU Holdings, Inc.
590 Madison Avenue, 13th Floor
New York, New York 10022
Attn: Jonathan Coblentz
Telephone: (212) 444-7507
Fax: (212) 444-7530

•	To Viking Asset Management L.L.C.:

Viking Asset Management, LLC
600 Montgomery Street, 44th Floor
San Francisco, Ca 94111
Attention: Michael Rudolph
Fax: (415) 981-5301

with a copy to:

Viking Asset Management, LLC
10 Glenville Street, 3rd Floor
Greenwich, CT 06831
Attention: Robert J. Brantman
Fax: (646) 840-4958

•	To THE BANK OF NEW YORK TRUST COMPANY, N.A.:

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attn: Structured Finance--MRU
Telephone: (312) 827-8500
Fax: (312) 827-8562

Exhibit B to the
Account Control Agreement

INCUMBENCY CERTIFICATE

The undersigned, ____________, being the ____________ of ____________ (the "Company") does hereby certify that the individuals listed below are qualified and acting officers of the Company as set forth in the right column opposite their respective names and the signatures appearing in the extreme right column opposite the name of each such officer is a true specimen of the genuine signature of such officer and such individuals have the authority to execute documents to be delivered to, or upon the request of, The Bank of New York Trust Company, N.A., as Account Holder under the Account Control Agreement dated as of October 19, 2007, by and among the Company, [MRU Holdings, Inc., a Delaware corporation as Grantor] [Viking Asset Management LLC, as Secured Party] [use name of party not signing below], and The Bank of New York Trust Company, N.A.

Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the 19th day of October, 2007.

Name:
Title: